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                                                                Exhibit 99.6

                          PLEDGE AND SECURITY AGREEMENT
                  Security Agreement Pursuant to CCF Agreement
                                October 30, 1998


         THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") is made, executed and consummated effectively this 30th day of October, 1998 ("Effective Date"), by and among 1) COMPOST AMERICA HOLDING COMPANY, INC. ("Compost"), MIAMI RECYCLING AND COMPOSTING CO., INC. ("Miami") and BEDMINSTER SEACOR SERVICES MIAMI CORPORATION ("Bedminster"); and, 2) LIONHART GLOBAL APPRECIATION FUND, LTD. ("Lionhart"), LIONHART INVESTMENTS, LTD. ("LHI") and GLOBAL EARTHFUND PARTNERS, L.L.C. ("GEP") (Lionhart, LHI and GEP are sometimes collectively referred to herein as the "Secured Party(ies)").

                                    Recitals:

         1. Compost is a New Jersey corporation. The principal office of Compost is located at 320 Grand Avenue, Englewood, New Jersey 07631.

         2. Miami is a Delaware corporation. The principal office of Miami is located at 320 Grand Avenue, Englewood, New Jersey 07631. Bedminster is a Florida corporation. The principal office of Bedminster is located at 320 Grand Avenue, Englewood, New Jersey 07631. Compost is the direct parent of Miami, owns and controls 80.1% of all issued and outstanding capital stock of Miami, and controls Miami. Miami is the direct parent of Bedminster, Bedminster is a direct wholly-owned subsidiary of Miami, and Compost controls Bedminster (which is an indirect controlled subsidiary of Compost).

         3. Lionhart is a British Virgin Islands international business company. The principal office of Lionhart, in the British Virgin Islands, is located at c/o Citco B.V.I. Limited, Post Office Box 662, Road Town, Tortola, British Virgin Islands.

         4. LHI is a United Kingdom limited liability company. The principal office of LHI, in the United Kingdom, is located at 19 Camp Road, Heston Court, Wimbledon, London SW19 4 RH, England. As of the Effective Date of this Agreement, LHI is engaged by Lionhart as its investment advisor.

         5. GEP is an Indiana limited liability company. The principal office of GEP in the United States is c/o John Thomas Drics, Esq., 111 Monument Circle, Suite 312, Indianapolis, Indiana 46204. As of the Effective Date of this Mortgage, Lionhart is the direct parent of GEP, and GEP is a direct wholly-owned subsidiary of Lionhart.

         6. On and effective as of October 30, 1998, Compost, Miami, Bedminster, Lionhart, LHI and GEP entered into, executed, consummated and delivered an agreement, entitled "Credit, Capitalization and Financing Agreement" ("CCF Agreement"), which is hereby incorporated by reference. Except as otherwise defined separately in this Agreement, and/or except as otherwise indicated by the context in this Agreement, any terms that are capitalized in this Agreement shall have the same definition and meaning as is ascribed to such terms in the CCF Agreement (and/or in any Credit Document(s) or Supplemental Definitive Document(s) (as those terms are defined under the CCF Agreement)). This Agreement is the same instrument, agreement and document that is referred to, and as is otherwise defined as, the Security Agreement, under and pursuant to the CCF Agreement.

         7. Pursuant to the terms and subject to the conditions set forth in the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, Compost, Miami and/or Bedminster have the affirmative duty and obligation, inter alia, to and for the benefit of Lionhart, LHI and/or GEP, 1) to pay and discharge timely punctually, completely and fully certain Indebtedness (as that term is defined under Section 18.01.01 of the CCF Agreement) and 2) to perform and discharge timely, punctually, completely and fully certain Obligations (as that term is defined under Section 18.01.02 of the CCF Agreement). For purposes of this Agreement, the terms "Indebtedness" and "Obligations" shall have the same meanings and definitions as ascribed respectively to such terms under
Section 18.01.01 and Section 18.01.02 of the CCF Agreement.

         8. Compost, Miami and Bedminster, 1) for and in consideration of (i) the delivery by Lionhart, LHI and GEP to Compost, Miami and Bedminster of the Credit (as defined under Section 2.1 of the CCF Agreement) and (ii) the execution, delivery or consummation of the agreements, promises, covenants and other undertakings by Lionhart, LHI and/or GEP as otherwise provided under the CCF Agreement, the Credit Documents and/or the Supplemental Definitive Documents ("Consideration"), and 2) as an inducement to Lionhart, LHI and GEP to enter into, agree, execute and deliver, and otherwise


                                                          Page 1 of 13 Pages

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consummate the transactions contemplated under, the CCF Agreement, the Credit
Documents and the Supplemental Definitive Documents, and, 3) to additionally secure (to and for the benefit of Lionhart, LHI and GEP) the timely and complete payment of the Indebtedness and the performance and discharge of the Obligations, by and on the part of Compost, Miami and Bedminster, under and pursuant the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, Compost, Miami and Bedminster have agreed to execute or deliver (at the Term Loan Closing on the Closing Date), or cause to be executed and delivered (on the Term Loan Closing on the Closing Date), to and for the benefit of Lionhart, LHI and GEP, this Agreement, without the delivery of which Lionhart, LHI and GEP would not exchange, execute or otherwise deliver the Consideration to or for the benefit of Compost, Miami and/or Bedminster.

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged, and as part of the consideration of Compost and Miami for the Consideration of Lionhart, LHI and GEP, as otherwise provided under the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, Compost, Miami and Bedminster hereby promise, covenant, and represent and warrant to Lionhart, LHI and GEP, and hereby agree with Lionhart, LHI and GEP, as follows:

                                   Agreement:

         Section 1. Security Interest/Collateral. Compost, Miami and Bedminster, jointly and severally, and in consideration of and as an inducement for the Consideration specified in this Agreement, and to secure the timely, punctual, complete and full payment and discharge of the Indebtedness and the timely, punctual, complete and full performance and discharge of the Obligations, by and on the part of Compost, Miami and Bedminster, under and pursuant to this Agreement, the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, hereby grant, bargain, release, convey, warrant, sell, assign, transfer, set over, pledge, confirm and deliver unto Lionhart, LHI and GEP, and all of their respective successors and assigns, a security interest in all of the following property of Compost, Miami and/or Bedminster, now owned or hereafter acquired or arising, including all cash and non-cash proceeds of the foregoing ("Collateral"), as follows:

              1.01. Exhibit A. All personal property (including licenses, permits and agreements), that is owned by all or any of Compost, Miami and/or Bedminster, that is set forth or otherwise identified in Exhibit A that is attached to this Agreement; and,

              1.02. Miami Project Collateral. The "Miami Project Collateral," as defined under Section 1.1.92 of the CCF Agreement (and to the extent that any such "Miami Project Collateral" is classified as personal property and is otherwise subject to Article 9 of the Uniform Commercial Code of and as adopted by the State of New Jersey), and which includes the following:

                   (a) Miami Project Permits. Any and all Miami Project Permits,
              as that term is defined under Section 11.26.01 of the CCF Agreement, including the Current Permits and the Supplemental Prospective Permits, as those terms are defined respectively under
              Section 11.26.01(b)(1) and Section 11.26.01(b((2) of the CCF Agreement; and,

                   (b) Miami Claim. Any all claims of Compost, Miami and/or
              Bedminster against the Miami, Dade County, Florida ("City of Miami"), that relate to or arise from the Put or Pay Contract and/or the Miami Project (as those terms are defined respectively under Section 11.26.01(a) and Section 11.26.01(e) of the CCF Agreement, and as otherwise contemplated under Section 11.26.01(j) of the CCF Agreement), whether or not asserted in, but including, without limitation, all such claims that are set forth in the Miami Complaint (as that term is defined under Section 11.26.01(j) of the CCF Agreement; and,

                   (c) Put or Pay Contract. All right, title and interest,
              including claims, of Compost, Miami and/or Bedminster that relate to or arise from (i) The "Solid Waste Service Agreement," dated as of October 29, 1993, by and between the City of Miami, Florida, and Bedminster Seacor Services Miami Corporation ("Solid Waste Service Agreement"), a copy of which is set forth in Appendix II-Item 4 of the CCF Agreement, and which is hereby incorporated by reference, (ii) "Amendment One to the Solid Waste Service Agreement," dated October 20, 1994, by and between the City of Miami, Florida, and Bedminster Seacor Services Miami Corporation ("First Amendment"), a copy of which is set forth in Appendix II-Item 5 of the


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              CCF Agreement, and which is hereby incorporated by reference, (ii)
              the "Restated Compost Recycling Agreement," dated as of November 30, 1995, by and between the City of Miami, Florida, and Bedminster Seacor Services Miami Corporation ("Restated Compost Recycling Agreement"), a copy of which is set forth in Appendix II-Item 6 of the CCF Agreement, and which is hereby incorporated by reference, (iv) the "Amendment to the Restated Compost
              Recycling Agreement," dated and executed as of April 17, 1998, by and between the City of Miami, Florida, and Bedminster Seacor Services Miami Corporation ("Second Amendment"), a copy of which is set forth in Appendix II-Item 7 of the CCF Agreement, and which is hereby incorporated by reference, and (v) all amendments, additions, modifications, substitutions, replacements, extensions and additions thereof, including, without limitation, all cash and non-cash proceeds thereof; and,

                   (d) Miami/Bedminster Balance Sheet Properties. All
              Properties, and all other assets that are owned by Miami and/or Bedminster, that are set forth in the Miami Balance Sheet and/or the Bedminster Balance Sheet, as those terms are defined under
              Section 11.26.07 of the CCF Agreement, and as is otherwise disclosed under Schedule 11.26.07-1 and Schedule 11.26.07-2 of the Disclosure Schedule to the CCF Agreement, and all other Permits and Material Contracts of Miami and/or Bedminster; and,

                   (e) Mortgaged Miami Site. Any and all parts of the Mortgaged
              Miami Site, as that term is defined under Section 1.01 of the Mortgage, including, without limitation, any and all Premises, Improvements, Intangibles, Property Income, Leases, Awards and Additional Rights (as those terms are defined under Section 1.01 of the GEP Mortgage, including any and all fixtures, and that constitute personal property and not real property for purposes of and under the Florida or New Jersey Uniform Commercial Code; and,

                   (f) Miami Project Financing. Any and all proceeds of the
              Miami Project Financing, both cash and non-cash, as that term is defined under Section 11.26.22 of the CCF Agreement, and as is otherwise disclosed under Schedule 11.26.22 of the Disclosure Schedule of the CCF Agreement, and any and all other financings, whether procured by or for Compost, Miami and/or Bedminster, and that are intended to be used for the development, construction and/or permanent financing of the Miami Project (as that term is defined under Section 11.26.01 of the CCF Agreement), including, without limitation, all amendments, additions, modifications, substitutions, replacements, extensions and additions thereof, including, without limitation, all cash and non-cash proceeds thereof.

              1.03. Miscellaneous. Any and all other current or subsequently or after-acquired assets and properties of Miami and Bedminster, to the extent such items are classified as personal property and are of the type that are subject to a security interest under Article 9 of the Uniform Commercial Code of and as adopted by the State of New Jersey, and that are acquired after the Effective Date of this Agreement, including, without limitation, 1) all machinery and equipment, 2) all inventory, including without limitation, goods, merchandise and other personal property held for sale or lease, furnished or to be furnished under a contract of service, raw materials, work in progress, and materials used or consumed or to be used or consumed in the business of Miami and/or Bedminster; 3) all other personal property, including all goods, documents, instruments, chattel paper and all general intangibles, intellectual property rights and rights to payment from every and any source; 4) all contract rights derived from or pertaining to any of the foregoing Collateral, or otherwise; 5) all accounts resulting from the sale of any of the foregoing Collateral, or otherwise; 6) all additions, accessions, accessories, substitutions or replacements to or of any of the foregoing-described Collateral; 7) all products and proceeds of any of the foregoing Collateral, including without limitation, insurance proceeds and proceeds of all warranty and tort claims, all accounts, contract rights, documents and instruments arising from the sale or disposition of any such Collateral; 8) all business records, books and other records relating to or kept by or on behalf of Miami and/or Bedminster with respect to any of the foregoing-described Collateral, and the respective business of Miami and Bedminster; and, 9) all cash and non-cash proceeds relating to or arising from any of the above-enumerated Collateral, or any disposition of or that relates to arises from any such Collateral.

         Section 2. Inter-Secured Party Agent. The Secured Parties, pursuant to the terms and subject to the conditions set forth in an agreement, entitled "Inter-Creditor Agreement," that is dated and was executed by and among the Secured Parties, on or about October 30, 1998, and that is intended to be recorded promptly hereafter in the Official Records Book or other Public Records


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of Miami-Dade County, Florida, and any other appropriate public records as may determined by the Secured Parties, each duly appointed GEP, as the their exclusive agent and power of attorney ("Agent"), which power is coupled with an interest, for all Secured Parties, with respect to this Agreement, the CCF Agreement, the Credit Agreement and the Definitive Supplemental Documents, and the exercise of the rights and remedies of each Secured Party with respect thereto. Pursuant to and as provided under the Inter-Creditor Agreement, 1) GEP, as Agent for all Secured Parties, is authorized and empowered, in their respective name, place and stead, with full power of substitution, to exercise and perform from time to time, and without joinder of or by any Secured Party, any act, power, duty, right or obligation whatsoever that any Secured Party or the Secured Parties (under this Agreement, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents) may now or hereafter exercise or perform, and to deal in all respects with Compost, Miami and Bedminster with respect to the transactions evidenced under this Agreement, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents; and, 2) Compost, Miami and Bedminster, and any third party dealing with the Agent, under this Agreement, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, shall have the right to rely upon the power and authority of the Agent to bind each Secured Party with respect to the exercise of remedies or the giving of notices or consents under and pursuant to this Agreement, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents.

         Section 3. Agreement Purpose and Security. This Agreement is executed and delivered by Compost, Miami and Bedminster, to Lionhart, LHI and GEP, pursuant to the terms and subject to the conditions of the CCF Agreement. The pledge of or security interest in and to the Collateral, as otherwise granted or pledged under this Agreement, is hereby given by Compost, Miami and Bedminster, to Lionhart, LHI and GEP, to secure the timely, punctual, complete and full payment and discharge of the Indebtedness and the timely, punctual, complete and full performance and discharge of the Obligations, by and on the part of Compost, Miami and/or Bedminster, under and pursuant to this Agreement, the CCF Agreement, the Credit Documents and the Definitive Supplemental Documents, including, without limitation, all such Indebtedness and Obligations that relate to or arise from the Mortgage Note, and any and all modifications, amendments, restatements, extensions, renewals, supplements and replacements thereof, as any of the foregoing may be amended and/or restated form time to time and at any time, and all costs and expenses incurred or paid or incurred by Lionhart, LHI and/or GEP to preserve and protect the Collateral and to enforce the security interests of Lionhart, LHI and/or GEP therein, all of which Compost, Miami and Bedminster promise and covenant to pay and discharge all such Indebtedness when due and to perform and discharge all Obligations when due or required to be performed, without relief from valuation and appraisement laws and with attorneys' fees. The security interest in the Collateral shall remain, and shall not be released, unless and until all Indebtedness is paid in full and all Obligations are performed and discharged in full. Upon the payment in full of the Indebtedness and the performance in full of all of the Obligations, Lionhart, LHI and GEP shall take any such commercially reasonable action as may be requested reasonably by Compost, Miami and/or Bedminster to evidence any such termination.

         Section 4. Release/Waiver. Compost, Miami and Bedminster each hereby and expressly releases and waives each and every of the following: 1) all rights, privileges and/or claims under and/or by virtue of any homestead, stay, appraisement or exemption laws that may now exist or hereinafter be enacted; 2) all rights, privileges and/or claims to acquire or retain possession, custody or control of the Collateral, or any part thereof, after any Event of Default (as otherwise defined under Section 8 of this Agreement) by Compost, Miami and/or Bedminster, of or with respect to any Indebtedness and/or Obligation, under or pursuant to this Agreement, the CCF Agreement, the Credit Documents and any Definitive Supplemental Documents; and, 3) all rights of redemption from the sale of the Collateral, or any part thereof, under any order or decree of foreclosure or private sale of and with respect to the Collateral, or any part thereof.

         Section 5. Recital Paragraphs/Incorporation. The Recital Paragraphs that are set forth on Pages 1-2 of this Agreement, are hereby made part of this Agreement, as if set forth in their complete terms under this Section 5.

         Section 6. General Representations and Warranties. Compost, Miami and Bedminster, jointly and severally, hereby represent and warrant to Lionhart, LHI and GEP, and hereby promise and covenant, as follows:

                  6.01.  Collateral.


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                   (a) Title. Compost, Miami and/or Bedminster, either
              individually or aggregately, have or will acquire, and will maintain full and absolute title in either Compost, Miami and/or Bedminster to the Collateral, free of all security interests, liens, pledges and encumbrances other than the pledge or security interest herein granted to Lionhart, LHI and GEP under this Agreement, and have good right to pledge and subject the Collateral to the security interest and pledge granted by and under this Agreement. Compost, Miami and Bedminster shall have and will maintain full possession of the Collateral and shall defend the Collateral against all adverse claims. The Collateral is not and will not be the subject of any financing statement (other than any filed by Lionhart, LHI and/or GEP) on file in any public office or subject to the interest of any person except under this Agreement or as otherwise set forth on Exhibit B that is attached hereto and made a part hereof for all purposes.

                   (b) Condition/Access. Compost, Miami and Bedminster shall
              maintain the Collateral in good condition, repair and operating order (normal wear and tear excepted), and shall not permit it in any respect to be wasted, destroyed, or used in violation of law. Upon providing Compost, Miami and/or Bedminster with reasonable and advance notice, Lionhart, LHI and/or GEP may enter upon any of Compost's, Miami's and/or Bedminster's property to examine and inspect the Collateral at any reasonable time or times.

                   (c) Taxes and Assessments. Compost, Miami and Bedminster
              shall promptly pay, as they become due and payable, all taxes and assessments imposed upon the Collateral or for its use or operation or upon this Agreement.

                   (d) Insurance. Compost, Miami and Bedminster shall keep the
              Collateral at all times insured against risk of loss or damage by fire, theft and such other casualties as Lionhart, LHI and/or GEP may reasonably require, all in such amounts, under such forms of policies, upon such terms, for such periods and written by such companies as Lionhart, LHI and/or GEP may reasonably approve. All such policies of insurance shall be delivered to Lionhart, LHI and GEP and shall provide that losses will be payable to Lionhart, LHI and GEP, and Compost, Miami and Bedminster, as their interest may appear, and that Lionhart, LHI and GEP shall receive at least thirty (30) days' prior written notice of cancellation. Compost, Miami and Bedminster shall furnish to Lionhart, LHI and GEP, as received, the originals of all insurance policies providing such coverage, including all certificates and endorsements thereof.

                   (e) Protection of Collateral. Compost, Miami and Bedminster
              each shall not, without the prior and advance written consent and approval of and by Lionhart, LHI and GEP (pursuant to which any such consent and approval may be granted or withheld in the sole and exclusive discretion of Lionhart, LHI and GEP), sell, assign, transfer, or otherwise dispose of any of the Collateral or any of their respective right, title or interest therein, and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder.

              6.02. Financing Statements, Certificates, Etc. Compost, Miami and Bedminster shall do such acts as Lionhart, LHI and/or GEP may deem necessary or appropriate to establish and maintain in Lionhart, LHI and/or GEP a valid security interest in the Collateral, free of all other liens and claims not permitted under this Agreement, to secure full and prompt payment and discharge of the Indebtedness and the full and prompt performance and discharge of the Obligations. Compost, Miami and Bedminster each authorizes Lionhart, LHI and/or GEP, at the sole expense of Compost, Miami and Bedminster, to sign and file, without the signatures of any Compost, Miami and/or Bedminster, such financing and continuation statements, amendments and supplements thereto, and other documents which Lionhart, LHI and/or GEP may from time to time deem necessary to perfect, preserve and protect their respective security interests in the Collateral. Compost, Miami and Bedminster each agrees to execute and deliver to Lionhart, LHI and/or GEP any such financing statements and documents and to furnish and endorse such other instruments which Lionhart, LHI and/or GEP may from time to time request in order to evidence, perfect, preserve and protect their respective security interest in the Collateral. Compost, Miami and Bedminster shall from time to time, upon any request by Lionhart, LHI and/or GEP, deliver to Lionhart, LHI and/or GEP, certified schedules, in such form as may be specified by Lionhart, LHI and/or GEP, identifying the Collateral, or such part thereof as may be specified by Lionhart, LHI and/or GEP, together with such supporting documents and information as Lionhart, LHI and/or GEP reasonably may request.

              6.03. Taxes, Assessments and Expenses.

                   (a) Taxes and Assessments. Compost, Miami and Bedminster each agrees to pay promptly when due all

                                                          Page 5 of 13 Pages

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              taxes, assessments and governmental charges upon or against
              Compost, Miami and Bedminster, for the property or operations of Compost, Miami and Bedminster, or otherwise, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings and for which Compost, Miami and Bedminster have established adequate reserves.

                   (c) Material Events/Notices. Compost, Miami and Bedminster
              shall give written notice to Lionhart, LHI and GEP of all material occurrences and events adversely affecting the Collateral or the value or amount thereof.

                   (b) Secured Party Expenses. In the event that Compost, Miami and Bedminster fail to pay taxes, assessments, costs and expenses which Compost, Miami and/or Bedminster is required to pay, or in the event that Compost, Miami and/or Bedminster fail to keep the Collateral free from other security interests, liens, pledges, or encumbrances not permitted under the terms of this Agreement, Lionhart, LHI and/or GEP may make expenditures for any and all such purposes. All costs and expenses of Lionhart, LHI and/or GEP in retaking, holding, preparing for sale and selling or otherwise realizing upon any Collateral or enforcing any provisions hereof upon the occurrence of any Event of Default (as defined under Section 8 of this Agreement) by Compost, Miami and/or Bedminster, including reasonable attorneys' fees, shall constitute part of the Indebtedness and Obligations that are otherwise secured under this Agreement by the Collateral, and Compost, Miami and Bedminster shall forthwith reimburse Lionhart, LHI and GEP for any such payments made or any such expenses incurred by Lionhart, LHI and/or GEP.

         Section 7. Performance by Secured Party of Debtor's Agreements. Lionhart, LHI and/or GEP may, but shall have no duty to, perform any agreement, promise or covenant of Compost, Miami and/or Bedminster hereunder, which Compost, Miami and/or Bedminster shall have failed to perform or discharge, and Compost, Miami and Bedminster shall forthwith reimburse Lionhart, LHI and GEP for any such payments made or any such expenses incurred by Lionhart, LHI and/or GEP, including reasonable attorneys' fees, and all such payments, costs and expenses, including reasonable attorneys' fees, shall constitute part of the Indebtedness and Obligations that are otherwise secured under this Agreement by the Collateral.

         Section 8. Event of Default. An "Event of Default," under this Agreement, is and shall be defined as, and shall mean and include, any "Event of Default" as that term is defined under Section 18.02 (and as otherwise qualified under Section 18.02.02) of the CCF Agreement, including, without limitation, any default, breach, violation, failure and/or omission, by or on the part of Compost, Miami and/or Bedminster, to pay and discharge, on a timely, punctual, complete and full basis, the Principal and Interest when the Principal and Interest are or become due and payable under the Mortgage Note.

         9. Remedies Upon Default. Upon the occurrence of an Event of Default (as defined under Section 8 of this Agreement), Lionhart, LHI and GEP shall have the right, in their sole discretion and option, to exercise all rights and remedies that are set forth and described under Section 18.04 of the CCF Agreement, or that Lionhart, LHI and/or GEP may be entitled to assert and/or claim, at law or in equity, and as follows:

              9.01. Acceleration-Indebtedness. Upon the occurrence of any such Event of Default, Lionhart, LHI and GEP may, from time to time and at any time(s), declare the entire unpaid amount or portion of any, some or all of the Indebtedness (including, without limitation, the unpaid amount or portion of all Principal and Interest under the Mortgage
         Note), immediately due and payable, without further notice or demand, or presentment, protest, notice of protest or notice of dishonor (of which Compost, Miami and Bedminster hereby expressly waive any such notice, demand, presentment, protest, notice of protest or notice of dishonor), whereupon all such Indebtedness, as accelerated under this
         Section 9.01, shall become immediately due and payable in full, and Lionhart, LHI and GEP shall the right immediately to foreclose upon the lien created by the Mortgage against the Mortgaged Miami Site (as otherwise defined under the Mortgage); to enforce the security interests granted under this Agreement, and to use self-help and to recover, possess, repossess and otherwise dispose of the Collateral, and to otherwise exercise any and all rights or remedies that a secured party is or may be entitled to exercise and assert under Article 9 of the Uniform Commercial Code of and as adopted by the State of New Jersey; to enforce and otherwise foreclose upon every other security interest in any and all Collateral as otherwise created or confirmed under this Agreement, or any part thereof; to enforce and otherwise use self-help and to recover, possess or foreclose upon every security interest in any of the pledged Collateral under the Compost Stock Pledge Agreement (Compost Common Stock), the Compost Stock Pledge Agreement (Miami Common Stock) and/or the Compost Stock Pledge Agreement (Bedminster Common Stock), or any part thereof; and/or, to commence or institute any action, suit or other proceeding which Lionhart, LHI and/or


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         GEP may deem necessary or proper to protect their respective interests.

              9.02. Acceleration-Obligations. Lionhart, LHI and GEP may, from time to time at any time(s), declare any and all Obligations, that have not been theretofore performed and discharged, immediately due and required to be performed and discharged immediately, without further notice or demand, or presentment, protest, notice of protest or notice of dishonor (of which Compost, Miami and Bedminster hereby expressly waive any such notice, demand, presentment, protest, notice of protest or notice of dishonor), whereupon all such Obligations, as accelerated under this Section 9.02, shall become immediately due and payable in full, and Lionhart, LHI and GEP shall the right immediately to foreclose upon the lien created by the Mortgage against the Mortgaged Miami Site (as otherwise defined under the Mortgage); to enforce the security interests granted under this Agreement, and to use self-help and to recover, possess, repossess and otherwise dispose of the Collateral, and to otherwise exercise any and all rights or remedies that a secured party is or may be entitled to exercise and assert under
         Article 9 of the Uniform Commercial Code of and as adopted by the State of New Jersey; to enforce and otherwise foreclose upon every other security interest in any and all Collateral as otherwise created or confirmed under this Agreement, or any part thereof; to enforce and otherwise use self-help and to recover, possess or foreclose upon every security interest in any of the pledged Collateral under the Compost Stock Pledge Agreement (Compost Common Stock), the Compost Stock Pledge Agreement (Miami Common Stock) and/or the Compost Stock Pledge Agreement (Bedminster Common Stock), or any part thereof; and/or, to commence or institute any action, suit or other proceeding which Lionhart, LHI and/or GEP may deem necessary or proper to protect their respective interests.

              9.03. Other Recourse and Remedies. Lionhart, LHI and GEP each shall have all the remedies of a creditor and a secured party and creditor under the Uniform Commercial Code of the State of New Jersey, and as otherwise provided by applicable law, including but not limited to the following:

                        (1) Possession/Sale. Lionhart, LHI and GEP may use
                   self-help with respect to the Collateral, may take possession of the Collateral, or any part of it, and may use it, or sell it, or any part of it, at any public or private sale, after having taken possession of the Collateral, or any part of it. For purposes of taking possession, Lionhart, LHI and GEP may enter upon any premises on which the Collateral may be situated without legal process and remove the Collateral. Compost, Miami and Bedminster each hereby releases Lionhart, LHI and GEP from any claims arising from such removal and shall hold Lionhart, LHI and GEP harmless from any liability resulting therefrom. Lionhart, LHI and GEP may require Compost, Miami and/or Bedminster to assemble the Collateral and make it available at a place to be designated by Lionhart, LHI and GEP which is reasonably convenient to all parties. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lionhart, LHI and/or GEP shall give Compost, Miami and/or Bedminster at least thirty (30) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The reasonable expenses of retaking, holding, preparing for sale, selling and the like, and reasonable attorneys' fees and expenses incurred by Lionhart, LHI and/or GEP shall be paid from the proceeds of the disposition.

                        (2) Receivership/Replevin. Lionhart, LHI and/or GEP may
                   obtain the appointment of a receiver, custodian, conservator, trustee or liquidator respecting the Collateral upon such notice as may be required by applicable law and without notice if permitted by such law, and may obtain immediate possession thereof in replevin.

                        (3) Miscellaneous. Insofar as any Collateral shall
                   consist of accounts receivable, insurance policies, instruments, chattel paper, intangibles, choses in action or the like, Lionhart, LHI and/or GEP may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose or realize upon Collateral as Lionhart, LHI and/or GEP may determine, whether or not the Indebtedness or Obligations or Collateral are then due, and for the purpose of realizing Lionhart's, LHI's and GEP's rights and interests therein, Lionhart, LHI and GEP may receive, open and dispose of mail addressed to Compost, Miami and/or Bedminster and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of Collateral on behalf of and in the name of Compost, Miami and Bedminster as its special and limited attorney-in-fact, which shall be deemed to be coupled with an interest.


                                                          Page 7 of 13 Pages

                        (4) Cumulative Remedies. All remedies of Lionhart, LHI
                   and/or GEP, under this Agreement, the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents, or under applicable law, shall be cumulative to the full extent provided by law. Any pursuance by Lionhart, LHI and/or GEP of any single judicial or other remedies shall not abate nor bar resort to other remedies with respect to the Collateral, and pursuit of certain remedies with respect to all or some of the Collateral shall not bar other remedies with respect to the Indebtedness, the Obligations, or other portions of the Collateral, or as may otherwise be provided under the CCF Agreement, the Credit Documents (including the Mortgage and the Mortgage Note) and/or the Definitive Supplemental Documents, and/or under any applicable law. Lionhart, LHI and GEP may exercise its rights to the Collateral without resorting or regard to other collateral or sources of security or reimbursement for the Indebtedness and/or Obligations (whether under the CCF Agreement, the Credit Documents the Definitive Supplemental Documents, or otherwise).

         Section 10. Nonwaiver-Expenses, Proceeds of Collateral. No waiver (or forbearance or other accomodation) by Lionhart, LHI and/or GEP of any of its or their respective rights, and no waiver or inaction by Lionhart, LHI and/or GEP of or upon the occurrence of any Event of Default, shall be effective unless in writing, and in no event shall it operate as a waiver (or forbearance or other accomodation) of any of its or their respective rights, or as a waiver of any other Event of Default nor of the same rights or default on any future occasion. Compost, Miami and Bedminster, jointly and severally, shall pay to Lionhart, LHI and GEP, on demand by Lionhart, LHI and/or GEP, any and all expenses, including reasonable attorneys' fees, incurred or paid by Lionhart, LHI and/or GEP in protecting or enforcing its rights upon or under the Indebtedness, the Obligations, the Collateral or this Agreement. After deducting all such expenses, the residue of any proceeds of collection or sale of Collateral shall be applied to the payment of Principal or Interest under the Note, and on the principal and interest attributable to any other of the Indebtedness and/or Obligations, in such order of preference as Lionhart, LHI and/or GEP may determine, and Compost, Miami and Bedminster shall remain liable to Lionhart, LHI and/or GEP for any deficiency thereof.

         Section 11. Legal Authority/Compliance/Miscellaneous. Compost, Miami and Bedminster, jointly and severally, each hereby represent and warrant, and hereby promise, agree and covenant, as follows:

              11.01. General Board Authorization. Compost, Miami and Bedminster each has all necessary corporate power and authority, pursuant to the approval by and the duly adopted resolutions of their respective Board of Directors, and otherwise, to execute and deliver this Agreement, and to perform their respective duties and obligations contemplated and as otherwise provided under this Agreement.

              11.02. No Violations. The execution and delivery of (and the performance and consummation transactions contemplated under) this Agreement, will not (i) conflict with or violate the Certificate of Incorporation or By-Laws of Compost, Miami or Bedminster, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Compost, Miami or Bedminster, or by which its or any of their respective Properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Properties or assets of any of the Compost, Miami and Bedminster pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, insurance policy or other instrument or obligation to which either Compost, Miami and/or Bedminster is a party, or by which either Compost, Miami and/or Bedminster or its or any of their respective Properties are bound or affected.

              11.03. No Required Governmental Consents. The execution and delivery of (and the performance and consummation transactions contemplated under) this Agreement by each of Compost, Miami and Bedminster does not and will not, require any consent, approval, authorization or permit from any Governmental Authority which has not been obtained.

              11.04. Authority of Officers. Compost, Miami and Bedminster each have good right and lawful authority, through their designated and respective officers and representatives who have signed and delivered this Agreement, for and on behalf respectively of Compost, Miami and Bedminster, to execute, deliver and consummate the transactions contemplated under this Agreement.


                                                          Page 8 of 13 Pages

              11.05. Enforceability. This Agreement is a legal, valid and binding obligation of Compost, Miami and Bedminster, enforceable against Compost, Miami and Bedminster in accordance with the terms of this Agreement, and there is no action or proceeding at law or in equity, or by or before any court or Governmental Authority now pending or to the knowledge of Compost, Miami and/or Bedminster threatened or affecting Compost, Miami and/or Bedminster, that may materially and adversely affect Compost, Miami and/or Bedminster.

              11.06. Execution by Parties. Any person or party executing this Agreement in a representative capacity, acknowledges, warrants and represents 1) that he or she is an official representative of the firm or corporation in whose name he or she is executing this Agreement, 2) that he or she possesses full and complete authority to bind said firm or corporation to the full and faithful performance of all conditions, terms, provisions, covenants, warranties and representations as contained in this Agreement, and 3) that all other parties are relying on these representations and warranties as a material inducement to accept delivery of this Agreement, in consideration of and in exchange for the delivery and/or execution by Lionhart, LHI and GEP of 1) the Credit, 2) the CCF Agreement, 3) the Credit Documents and 4) the Definitive Supplemental Documents, and the acceptance by Lionhart, LHI and GEP from Compost, Miami and Bedminster of 1) the CCF Agreement, 2) the Credit Documents and 3) the Definitive Supplemental Documents.

         Section 12. Applicable Law, Jurisdiction and Venue. Compost, Miami and Bedminster, jointly and severally, each hereby represent and warrant, and hereby promise, agree (with Lionhart, LHI and GEP) and covenant, as follows:

              12.01. This Mortgage Note shall be governed by, construed in accordance with, and shall be enforced under, the laws of the State of New Jersey, exclusive of its rules relating to conflict of laws.

              12.02. Subject to applicable conflict of laws principles, Compost shall accept venue with respect to all claims, actions or lawsuits that relate to or arise from this Agreement, in any state court or U.S. Court of competent jurisdiction that sits in Newark, New Jersey. Compost hereby, and irrevocably and unconditionally, for itself and its Properties, submits to the jurisdiction of any such New Jersey court or U.S. Court sitting in Newark, New Jersey, and any appellate court with jurisdiction thereover, in any action or proceeding relating to or arising from this Agreement, the CCF Agreement (exclusive of the Mortgage), the Credit Documents and/or the Definitive Supplemental Documents, or for the recognition or enforcement of any judgment, and Compost hereby, and irrevocably and unconditionally, agrees, promises and covenants that all such claims in respect of any such action or proceeding shall be heard, determined and adjudicated in by any such New Jersey court or, to the extent permitted by applicable law, by any such U.S. Court. Compost hereby agrees, promises and covenants that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

              12.03. Compost hereby, and irrevocably and unconditionally, waives, to the fullest extent under applicable law, any defense or objection that it may now or hereafter have 1) to the laying of venue of any suit, action or proceeding relating to or arising from this Mortgage Note, the CCF Agreement, the Credit Documents (exclusive of the Mortgage) and/or the Definitive Supplemental Documents, in any such New Jersey court or U.S. Court sitting in Newark, New Jersey, or 2) to the personal jurisdiction and/or preferred and proper venue of any such New Jersey court or any such U.S. Court in Newark, New Jersey.

         Section 13. Captions/Headings. The captions and headings that are set forth in this Agreement are for the purpose of convenience only and are not intended to be a part of this Agreement and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         Section 14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any applicable jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         Section 15. Binding Obligations. The terms and provisions, and promises, covenants and undertakings of this Agreement, shall bind and be enforceable against and upon Compost, Miami and Bedminster, jointly and severally, and their respective successors and assigns and other legal agents and representatives, and shall inure to the benefit of Lionhart, LHI and GEP, and their respective successors and assigns, transferees, credit participants, guarantors and endorsees. If, at any time or


                                                          Page 9 of 13 Pages
times, by assignment or otherwise, Lionhart, LHI and/or GEP transfer any of the Indebtedness or Obligations, any such transfer shall carry with it Lionhart's, LHI's and GEP's rights, interests and powers under this Agreement, including all such rights, interests and powers that relate to or arise from this Agreement. Lionhart, LHI and GEP, in their sole discretion and at their sole option, shall have the right to assign this Agreement, as well as the CCF Agreement, the other Credit Documents and the Definitive Supplemental Documents, to any successor(s) or assign(s) of Lionhart, LHI and/or GEP.

         Section 16. Time of the Essence. Time is hereby declared to be of the essence of this Agreement, and of every part hereof.

         SECTION 17. JURY WAIVER. COMPOST, MIAMI AND BEDMINSTER EACH DO HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLE, UNCONDITIONALLY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE CCF AGREEMENT, THE CREDIT DOCUMENTS AND/OR THE DEFINITIVE SUPPLEMENTAL DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON. THIS IRREVOCABLE WAIVER OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LIONHART, LHI AND/OR GEP TO DELIVER THE CREDIT, AND TO EXECUTE AND DELIVER, AND OTHERWISE CONSUMMATE THE TRANSACTIONS CONTEMPLATED UNDER, THE CCF AGREEMENT, THE CREDIT DOCUMENTS AND THE DEFINITIVE SUPPLEMENTAL DOCUMENTS.

         Section 18. Counterparts/Facsimile. This Agreement may be executed in any number of counterparts, and each by fax, e-mail or other digital or telephonic transmission, and each of which shall be an original, but all of which together will constitute one and the same instrument.

         Section 19. Notices. Any notices by or to Compost, Miami and/or Bedminster, or by or to Lionhart, LHI and/or GEP, under this Agreement, shall be given as provided under Section 20.04 of the CCF Agreement.

         Section 20. Written Instrument Requirement. This Agreement cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge this Agreement, in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought.

         Section 21. Assignment. This Agreement, and any rights hereunder, may be assigned by Lionhart, LHI and/or GEP, or any of their respective successors and assigns, at their sole discretion and option. This Agreement may not be assigned by Compost, Miami and/or Bedminster, and Compost, Miami and Bedminster each shall not delegate any of their duties under this Agreement, in whole or in part, without the advance written consent of Lionhart, LHI and GEP (pursuant to which any such consent may be granted or withheld in the sole discretion of Lionhart, LHI and/or GEP).

         Section 22. Definitions. All capitalized terms that are set forth in this Agreement, and that are not expressly defined under this Agreement, shall have the meanings and definitions that are assigned or ascribed to such terms in the CCF Agreement, the Credit Documents and/or the Definitive Supplemental Documents.

         Section 24. Incorporation of Documents. The CCF Agreement, the Credit Documents (including the Mortgage, the Mortgage Note, the Compost-Miami Guaranty, the Compost Stock Pledge Agreement (Compost Common Stock), the Compost Stock Pledge Agreement (Miami Common Stock) and the Compost Stock Pledge Agreement (Bedminster Common Stock)) and the Definitive Supplemental Documents, and all other agreements, instruments or other documents that are referred to in this Agreement, and/or Exhibit A or Exhibit B hereto, are hereby incorporated by reference and form a part of this Agreement.

         IN WITNESS WHEREOF, Compost, Miami and Bedminster, and Lionhart, LHI and GEP, have executed and delivered this Agreement on and as of this 30th day of October, 1998.


         Debtor:                  COMPOST AMERICA HOLDING COMPANY, INC.


                                  --------------------------------------


                                                    Page 10 of 13 Pages

                                  Roger E. Tuttle
                                  President and Chief Executive Officer


                                  MIAMI RECYCLING AND COMPOSTING COMPANY,  INC.


                                  --------------------------------------
                                  Roger E. Tuttle
                                  President and Chief Executive Officer



                                  BEDMINSTER SEACOR SERVICES MIAMI CORPORATION


                                  --------------------------------------
                                  Roger E. Tuttle
                                  President and Chief Executive Officer




         Secured Parties:         LIONHART GLOBAL APPRECIATION FUND, LTD.



                                  --------------------------------------
                                  Terrence P. Duffy, Director


                                  LIONHART INVESTMENTS, LTD.


                                  --------------------------------------
                                  Terrence P. Duffy, Director


                                  GLOBAL EARTHFUND PARTNERS,  L.L.C.


                                  --------------------------------------
                                  Jay A. Duffy
                                  President


                                                         Page 11 of 13 Pages

                                    Exhibit A
                          Schedule of Other Collateral



                                                         Page 12 of 13 Pages

                                    Exhibit B
                             Permitted Encumbrances


                                                         Page 13 of 13 Pages

                                                         Page 14 of 13 Pages